UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): (January 11, 2006)

ALLIED HEALTHCARE INTERNATIONAL INC.
(Exact Name of Registrant as Specified on its Charter)

1-11570	13-3098275
(Commission File Number)	(IRS Employer Identification Number)

New York
(State or Other Jurisdiction of Incorporation or Organization)
555 Madison Avenue, New York, New York 10022
(Address of Principal Executive Offices)
(212) 750-0064
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On January 11, 2006, Allied Healthcare International Inc. (the ‘‘Company’’) dismissed Deloitte & Touche LLP, independent registered public accounting firm, as its auditor, effective as of such date.

The reports of Deloitte & Touche LLP on the financial statements and financial statement schedules of the Company for the fiscal years ended September 30, 2004 and September 30, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change auditors was approved by both the Company’s Audit Committee and its Board of Directors.

In connection with Deloitte & Touche LLP’s audits of the Company’s financial statements and financial statement schedules for the fiscal years ended September 30, 2004 and September 30, 2005, and during the subsequent interim period preceding January 11, 2006, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference thereto in its reports on the financial statements and financial statement schedules of the Company for such periods.

During the Company’s fiscal years ended September 30, 2004 and September 30, 2005, and during the subsequent interim period preceding January 11, 2006, there have been no ‘‘reportable events’’ (as such term defined in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission) involving Deloitte & Touche LLP.

The Company has provided Deloitte & Touche LLP with a copy of the disclosure set forth in this Form 8-K. The Company has requested Deloitte & Touche LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Form 8-K regarding Deloitte & Touche, LLP and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this 8-K.

(b) On January 11, 2006, the Company engaged the firm of KPMG Audit Plc, independent accountants, as its auditor, effective as of such date.

During the Company’s fiscal years ended September 30, 2004 and September 30, 2005, and during the subsequent interim period preceding January 11, 2006, neither the Company nor anyone acting on its behalf consulted KPMG Audit Plc regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement with Deloitte & Touche LLP or that was a ‘‘reportable event’’ (as such term defined in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit 16.1 Letter, dated January 11, 2006, from Deloitte & Touche LLP to the Securities and Exchange Commission.

Exhibit 99.1 Press release, dated January 17, 2006, of Allied Healthcare International Inc. announcing the appointment of KPMG Audit Plc as its auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2006
ALLIED HEALTHCARE INTERNATIONAL INC.
	By:	/s/ Charles Murphy
Name: Charles Murphy Title: Chief Financial Officer